# Strategic Plan for Growth

October 4, 2016







AEGION®

Stronger. Safer. Infrastructure.®





# Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2016 and in the Company’s subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

AEGION®

# The time is right to discuss Aegion's long-term strategy and outlook

## Transforming Aegion

- Changes made over the last two years to address market challenges
- Adopting a performance culture focused on the customer
- Using innovation to enhance Aegion's portfolio of technologies and services



## Focused on sustainable growth

- Pursuing opportunities in sustainable growth markets
- Remain vigilant in assessing end market viability and delivering results



## Positioned for EPS growth

- Aegion is positioned to average low to mid double-digit annual EPS growth over the next three years



AEGION

# Favorable outlook across Aegion's end markets in early 2014 gave way to a significant energy down cycle beginning in 2H'14

## 2014 Investor Day Targets

(June 2014)

**1** 15% average EPS Growth
(on average and over time)

### Adjusted Operating Income



$58.8
$28.5
$37.3
$11.5
$7.0
$8.7
Infrastructure Solutions
Corrosion Protection
Energy Services
2013
2015

In USD Millions

Strong growth from Infrastructure Solutions partially mitigated the impact from the energy down cycle

Note: 2013 Energy Services' results represent 6-month performance from the Brinderson business, which was acquired on July 1, 2013

**2** 100 bps annual ROIC improvement

### Return on Invested Capital



5.8%
7.5%
2013
2015

Focus on sustainable core markets led to two restructuring initiatives, which reduced invested capital

$$\text{ROIC} = \frac{\text{NOPAT} + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$$

**3** Operating cash flow grows faster than adjusted net income

### Cash Flow from Operating Activities



$88
$132
2013
2015

In USD Millions

2015 operating cash flow exceeded adjusted net income by nearly 300% due to a reduction in net working capital

See non-GAAP reconciliation in the Appendix

AEGION

## Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen pipeline infrastructure around the world



### Infrastructure Solutions

- Water & wastewater pipeline rehabilitation
- Structural strengthening



### Corrosion Protection

- Pipeline corrosion prevention
- Pipeline integrity management



### Energy Services

- Facility maintenance services

## Stronger. Safer. Infrastructure.®

# Aegion will leverage distinct competitive advantages to enhance its growth prospects


AEGION
BAYOU
united
Corrosion Protection
COATING SERVICES
corrpro
FIBRWRAP
Underground Solutions
Infrastructure Solutions
Insituform
FYFE
SCHULTZ
Energy Services
BRINDERSON
AllSafe
Distinct Competitive Advantages
Integrated Solutions
World-class Sales
Innovative Technologies
Market Leading Expertise
AEGION
Stronger. Safer. Infrastructure.
Infrastructure Solutions
Corrosion Protection
Energy Services

## 2014-2016

### Simplify
Brand clarity
Realigned reporting segments
Rationalized geographies

### Focus
Core markets
Customers
Performance culture
Innovation

## Future

### Grow
Pursue favorable end markets
Enhance sales initiatives
Continuous improvement
Disciplined M&A

# Aegion is focused on investing in markets with sustainable and profitable growth

## Aegion can unlock additional value



Low
EARNINGS STABILITY
High
Mid-High
OPERATING MARGIN
Low
Infrastructure Solutions
Midstream Corrosion Protection
Upstream Corrosion Protection
Reduce volatility
Improve margins
Energy Services

AEGION

# Existing favorable core markets are expected to drive sustainable topline growth

| Infrastructure Solutions | Corrosion Protection | Energy Services |
| --- | --- | --- |
| Low to mid single-digit growth | Low single-digit growth | Mid single-digit growth |

## Consolidated revenues targeted to grow Low to mid single-digit over the next three years*

* Average annual growth

AEGION

# Best opportunities for growth exist in two primary markets

## Infrastructure Solutions

1

**Municipal Pipeline Infrastructure**

Trenchless Solutions





## Corrosion Protection

2

**Oil & Gas Midstream Pipelines**

Cathodic Protection Services





AEGION

# Aging infrastructure and inadequate investment support a sustainable market for municipal pipeline rehabilitation

## North America trenchless wastewater CIPP
## Addressable market > $1B
*Low single-digit annual growth*



($ USD Millions)
$1,035
$1,006
$1,050
$1,050 - $1,100
2013
2014
2015
2016E

## North America trenchless water pressure pipe
## Addressable market > $1B
*Mid single-digit annual growth*



22%
Pipe Bursting
47%
Other
20%
Spray-on
11%
CIPP

Other category includes sliplining, horizontal directional drilling (HDD), fiber-reinforced polymers and other methods



Hong Kong
Singapore

**North America > 80% of platform revenues**
(based on 2016 forecast)

Source: Global Water Intelligence (2015 and 2011), BCC Research, Aegion analysis

AEGION

# Infrastructure Solutions' sales focus and leading technologies support the outlook for growth

## Wastewater CIPP Rehabilitation

*Objective – At least maintain share through additional market penetration*

- Expand wastewater CIPP operations in targeted regions in North America and in select international markets
- Grow third-party product sales
- Introduce new technologies that provide needed solutions for customers
- Focus on productivity improvements to maintain gross margin


Insituform

## Pressure Pipe Rehabilitation

*Objective – Leverage portfolio to outpace market growth*

- Increase market penetration in North America pressure pipe market using a dedicated sales force to market a broad portfolio of engineered rehabilitation solutions
- Introduce new technologies to expand product breadth to meet customer needs
- Greater contribution from higher margin technologies can incrementally expand Aegion's overall margins



AEGION

# Favorable conditions exist to drive growth in North America midstream oil & gas market

## North America Cathodic Protection Services

~$1B addressable market in midstream pipelines

*Mid single-digit annual growth*



North America > 70% of platform revenues
(based on 2016 forecast)

## North America Midstream Market Drivers

- Over 1 million miles of existing regulated oil & gas pipelines for transmission, gathering and distribution
- Increasing scope of regulations
- High consequence of failures
- Continued need for new transport lines

Source: PHMSA, Arcana and Aegion analysis

Approximately 75% of Corrosion Protection's North America cathodic protection services are related to pipeline maintenance

AEGION

# Market leading coverage and enhanced services positions Corrosion Protection to capitalize on expected midstream market growth

## North America Cathodic Protection Services

*Objective – Outpace market growth*

- New asset integrity management (AIM) program provides the opportunity to grow share by strengthening customer relationships in pipeline inspection services
- Pipeline inspection services has a multiplier effect on other cathodic protection services





## Upstream Market

*Objective – Participate in the eventual market recovery*

- 2016 may be the trough in the current down cycle
- Recently began testing Aegion's new deepwater insulation technology in competition for a potential follow-on project with an approval date to be determined over the next few years
- Diversify into areas such as municipal, AC mitigation and downstream to apply existing technologies and services
- Position current upstream technologies and services to participate in the eventual recovery of the energy markets





AEGION

# Energy Services is now expected to be a stable provider of operating income and cash flow


Refinery Locations

## Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90%
- Aging infrastructure

**Energy Services is the leading maintenance provider in 11 out of 15 refineries on the U.S. West Coast**

## Energy Services

Primarily serves the West Coast downstream market with over 75% of maintenance activities related to piping

*Objective – Grow revenues annually by mid single-digits through expanded services*

- Leverage downstream customer relationships to garner a greater share of maintenance and other activities
- Provide trade union, craft union and non-union skilled labor to meet the needs of the client
- Diversify service capabilities into other industrial facilities on the U.S. West Coast
- Generate acceptable cash and ROIC by improving operating efficiencies to return gross and operating margins to proper levels

AEGION

# Aegion is focused on expanding operating margins

## Operating Margin Drivers

- Mix improvement through higher margin technologies (pressure pipe, structural strengthening and deepwater insulation)
- Energy Services margin recovery
- Modest recovery in the energy markets over the next three years
- Continuous improvement effort (LEAN) in manufacturing and key customer-facing processes

## Consolidated Operating Margin


5% - 6%
At Least 7%
2016F (Adj)
2019P

### Three-Year Platform Targets

1. Infrastructure Solutions
   50 to 100 bps improvement
2. Corrosion Protection
   50 to 75 bps improvement
3. Energy Services
   300 to 400 bps improvement

# Performance culture focus through core values and LEAN principles


ZERO INCIDENTS ARE POSSIBLE
DO WHAT'S RIGHT
WE SOLVE PROBLEMS
RESULTS MATTER
BE BETTER
The Aegion Way
Aegion Values
Aegion Values
Aegion Values
Aegion Values
Aegion Values

## *The Aegion Way*

A process of continuous improvement (LEAN), which empowers employees to use standardized methods for improving productivity and efficiency across the organization

### Initial LEAN Efforts (Examples)

**Aegion Objective: DSO < 70 days** (average DSO is currently 78 days)

*Improve cash collections and increase customer satisfaction*

- Infrastructure Solutions: DSOs < 65 days from 76 days (prior to initiative) in the North America wastewater CIPP market
  - **LEAN ACTION:** Standardize project planning, execution and billing
  - **PROGRESS:** DSOs = 68 days in August - liberated ~$10 million of cash
- Corrosion Protection: Reduce U.S. midstream pipeline inspection "cycle time"
  - **LEAN ACTION:** Create a standard process to optimize the start, completion and data analysis from U.S. close interval pipeline inspection surveys
  - **PROGRESS:** Reduced cycle time by 69%, which lowered DSOs by two days to liberate ~$2 million of cash; greater efficiency = operating margin improvement

**Aegion Objective: Productivity Improvement**

*Examine key processes to reduce costs and improved execution*

- *Energy Services: Optimize employee on-boarding/off-boarding, timekeeping and payroll (Up to 1,000 employees over a short time period)*
  - **LEAN ACTION:** Optimize on-boarding and off-boarding process; reduce time keeping and payroll processing; and increase accuracy
  - **PROGRESS:** 40% improvement in labor requisition for customers in four months; 8% improvement in timekeeping efficiency in just one month; long-term benefit expected to lower costs and improve margins

# Aegion's targeted growth expected to generate strong operating and free cash flow

## Historical Operating and Free Cash Flow



$ USD Millions
$58
$36
$53
$17
$22
$1
$111
$66
$88
$62
$82
$49
$132
$103
$90 to $100
$60 to $65
2009
2010
2011
2012
2013
2014
2015
2016E
OPCF
FCF
Linear (OPCF)

## Cash Flow Performance

Aegion significantly improved its cash generation in recent years

- Recovery in Infrastructure Solutions since 2011
- Benefits of stronger energy markets prior to 2015
- Working capital improvements through reducing DSOs by approximately 29 days since 2012[1], which liberated approximately $100 million of cash

[1] DSO reduction excludes pre-payments for a major contract in 2015

Notes:
- 2009 to 2013 operating and free cash flow were from continuing operations
- Expected 2016 results include $14M of cash restructuring charges

**Target**
(three-year average)

**Operating Cash Flow**
> 200% of targeted net income

**Free Cash Flow**
> 100% of targeted net income

## Cash Flow Drivers

- Operating income growth
- Target DSOs < 70 days
- Target CAPEX between 2% and 3% of revenues

## Priorities for Cash

1. Pay down debt
   - Approximately $70 million over the next 3 years
   - Target long-term Debt/EBITDA < 2.5x
   - Retain financial flexibility for other uses of cash
2. M&A
   - Disciplined approach to building out existing platforms
3. Share buybacks
   - Target annual open-market stock repurchases to equal 3% to 5% of outstanding shares

Free Cash Flow = Cash Flow from Operating Activities less Capital Expenditures

AEGION

# ROIC targeted to be near Aegion's cost of capital by 2019

## Expected ROIC performance drivers[1]

- Income growth
- Proactive management of invested capital
- A/R reduction through DSO target of < 70 days

[1] Assumes no acquisitions

## Return on invested capital (ROIC)



6% - 7%
Near 9%
2016F
2019P

$$ROIC = \frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$$

AEGION

# Strategy for sustainable growth expected to drive growth in EPS, cash flow and ROIC


Strong Core Markets
Municipal pipeline
Midstream oil & gas
Low to mid double-digit EPS Growth
(Three-year CAGR)
Competitive Advantages
Innovative technologies
Integrated solutions
Market leading expertise
Three-year Targets
Operating Cash Flow > 200% of Net Income
Free Cash Flow > 100% of Net Income
ROIC Near 9%
Low to mid-single-digit Revenue Growth
At Least 7% Operating Margin by 2019
Improved execution
The Aegion Way (LEAN)

Aegion consolidated long-range plan expectations

# Appendix

# Infrastructure Solutions non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2015 | | | Year Ended December 31, 2013 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) |
| **Infrastructure Solutions** | | | | | | |
| Revenues | $ 556,234 | $ — | $ 556,234 | $ 529,301 | $ — | $ 529,301 |
| Cost of Revenues | 416,339 | (2,717) | 413,622 | 409,843 | — | 409,843 |
| Gross Profit | 139,895 | 2,717 | 142,612 | 119,458 | — | 119,458 |
| Operating Expenses | 90,928 | (7,158) | 83,770 | 91,258 | — | 91,258 |
| Earnout Reversal | — | — | — | (287) | — | (287) |
| Acquisition-Related Charges | 1,132 | (1,132) | — | — | — | — |
| Restructuring Charges | 968 | (968) | — | — | — | — |
| Operating Income | $ 46,867 | $ 11,975 | $ 58,842 | $ 28,487 | $ — | $ 28,487 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the tentative settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

AEGION

# Corrosion Protection non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2015 | | | Year Ended December 31, 2013 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) |
| **Corrosion Protection** | | | | | | |
| Revenues | $ 437,921 | $ — | $ 437,921 | $ 453,886 | $ — | $ 453,886 |
| Cost of Revenues | 344,701 | — | 344,701 | 345,351 | — | 345,351 |
| Gross Profit | 93,220 | — | 93,220 | 108,535 | — | 108,535 |
| Operating Expenses | 84,577 | (2,883) | 81,694 | 75,170 | — | 75,170 |
| Goodwill Impairment | 9,957 | (9,957) | — | — | — | — |
| Earnout Reversal | — | — | — | (3,888) | — | (3,888) |
| Acquisition-Related Charges | 457 | (457) | — | — | — | — |
| Operating Income (Loss) | $ (1,771) | $ 13,297 | $ 11,526 | $ 37,253 | $ — | $ 37,253 |

(1) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the year.

AEGION

# Energy Services non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2015 | | | Year Ended December 31, 2013 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Energy Services** | | | | | | |
| Revenues | $ 339,415 | $ — | $ 339,415 | $ 108,233 | $ — | $ 108,233 |
| Cost of Revenues | 296,743 | — | 296,743 | 89,205 | — | 89,205 |
| Gross Profit | 42,672 | — | 42,672 | 19,028 | — | 19,028 |
| Operating Expenses | 33,972 | — | 33,972 | 12,055 | — | 12,055 |
| Goodwill Impairment | 33,527 | (33,527) | — | — | — | — |
| Acquisition-Related Charges | 323 | (323) | — | 5,831 | (5,831) | — |
| Operating Income (Loss) | $ (25,150) | $ 33,850 | $ 8,700 | $ 1,142 | $ 5,831 | $ 6,973 |

(1) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the year.

(2) Includes a non-GAAP adjustment related to expenses incurred in conjunction with the Company's acquisition of Brinderson, L.P. during the year.

AEGION